REVOLVING CREDIT PROMISSORY NOTE

$5,000,000.00 June 15, 2022

(the “Effective Date”)

FOR VALUE RECEIVED, the undersigned, M-TRON INDUSTRIES, INC., a Delaware corporation, and PIEZO TECHNOLOGY, INC., a Florida corporation (collectively, the "Borrower"), with an address of 2525 Shader Road, Orlando, Florida 32804, jointly and severally, hereby unconditionally promises to pay to the order of FIFTH THIRD BANK, NATIONAL ASSOCIATION (together with its successors and permitted assigns, the "Lender"), for its account pursuant to the Credit Agreement referred to below, at the principal office of Lender at 200 E. Robinson Street, Suite 1000, Orlando, Florida 32801, or such other address as Lender may provide from time to time, the principal sum of FIVE MILLION DOLLARS ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Credit Advances made by Lender to Borrower under the Credit Agreement, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, together with any Fees and interest, on the dates and in the amounts as provided in the Credit Agreement, from the Effective Date until this Revolving Credit Promissory Note (this "Note") is fully paid, on the principal amount hereunder remaining unpaid from time to time, at such office, in like money and funds, computed in the manner, and at the rates from time to time in effect, and payable on the dates provided, under the Credit Agreement.  The entire unpaid principal balance of this Note, together with all Fees and accrued but unpaid interest, shall, if not sooner paid or required to be paid pursuant to the Credit Agreement, be due and payable in full on the Commitment Termination Date.

This Note is: (a) made by Borrower to the order of Lender pursuant to Section 2.9 of the Credit Agreement, dated as of the Effective Date, between Borrower and Lender (as amended, renewed, restated, replaced or otherwise modified from time to time, the "Credit Agreement"), and (b) entitled to the benefits and security, and is subject to the terms and conditions, of the Credit Agreement, including, without limitation, acceleration upon the terms provided therein, and of the other Loan Documents.  This Note, and any request by Borrower from time to time for a Revolving Credit Advance of a specified principal amount hereunder, shall be subject to the terms and conditions of the Credit Agreement.  Capitalized terms used herein which are not otherwise defined in this Note shall have the meanings set forth in the Credit Agreement.

This Note is subject to voluntary and mandatory prepayment, in full or in part, in accordance with, and subject to the terms of, the Credit Agreement.

Upon the occurrence and during the continuance of any Event of Default, subject to any applicable cure period, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest, and all other Obligations, may become, or may be declared to be, immediately due and payable as provided in the Credit Agreement, provided that if there occurs an Event of Default of the type described in Sections 9.1(g) of the Credit Agreement, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest, and all other Obligations shall become automatically and immediately due and payable as provided in the Credit Agreement.

Borrower hereby agrees to pay all reasonable costs of collection, including reasonable attorneys' fees, if this Note is not paid when due, whether or not legal proceedings are commenced as further set forth in, and in accordance with, the terms of the Credit Agreement.

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DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $2,450.00 ARE BEING PAID IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE.

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Presentment or other demand for payment, notice of dishonor and protest are hereby expressly waived.  No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of any such rights.

THE VALIDITY OF THIS NOTE AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT), THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ENTER INTO THE CREDIT AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AGREES THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS, THEIR VALIDITY OR PERFORMANCE, AND WITHOUT LIMITATION ON THE ABILITY OF LENDER, AND ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE COLLATERAL AND TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT AND COLLECTION OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS IN THE STATE OR FEDERAL COURTS WITHIN THE COUNTY OF ORANGE, STATE OF FLORIDA.  BORROWER CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED IN THE COUNTY OF ORANGE, STATE OF FLORIDA, HAVING JURISDICTION OVER THE SUBJECT MATTER, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AT ITS ADDRESS SET FORTH ON BORROWER'S SIGNATURE PAGE TO THE CREDIT AGREEMENT OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF FLORIDA.  BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR LENDER TO ENTER INTO THE CREDIT AGREEMENT AND EXTEND CREDIT TO BORROWER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND LENDER WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR THE OTHER LOAN DOCUMENTS OR THE CONDUCT OF THE RELATIONSHIP BETWEEN OR AMONG LENDER AND ANY ONE OR MORE LOAN PARTIES.  BORROWER REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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IN WITNESS WHEREOF, each Borrower has executed this Note by its duly authorized officer as of the Effective Date.

BORROWER:
M-TRON INDUSTRIES, INC., a Delaware corporation By:/s/ William Drafts William Drafts, President and CEO By:/s/ Linda Biles Linda Biles, Vice President (CORPORATE SEAL)
PIEZO TECHNOLOGY, INC., a Florida corporation By:/s/ William Drafts William Drafts, President and CEO By:/s/ Linda Biles Linda Biles, Vice President (CORPORATE SEAL)

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me by means of ☐ physical presence or ☐ online notarization, this June ___, 2022, by WILLIAM DRAFTS, in his capacity as President and CEO of M-TRON INDUSTRIES, INC., a Delaware corporation, and in his capacity President and CEO of PIEZO TECHNOLOGY, INC., a Florida corporation, on behalf of both corporations, who is ☐ personally known to me or ☐ has produced ____________ as identification.

Print Name:

                                           [Notary Seal]                           Notary Public – State of

Commission No.:

My Commission Expires:

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me by means of ☐ physical presence or ☐ online notarization, this June ___, 2022, by LINDA BILES, in her capacity as Vice President of M‑TRON INDUSTRIES, INC., a Delaware corporation, and in her capacity as Vice President of PIEZO TECHNOLOGY, INC., a Florida corporation, on behalf of both corporations, who is ☐ personally known to me or ☐ has produced ________________ as identification.

Print Name:

                                           [Notary Seal]                           Notary Public – State of

Commission No.:

My Commission Expires:

Signature Page To Revolving Credit Promissory Note

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